Client Project Name:	PRKCM 2026-AFC4
Start - End Dates:	2/9/2026 - 5/29/2026
Deal Loan Count:	329

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Credit/Mtg History	CRDCRMH104	Credit score below guidelines	1
Credit	Assets	CRDAST115	Cash reserves do not meet guidelines	1
Credit	Assets	CRDAST3078	Insufficient # of months cash reserves for PITI per guideline requirements	1
Total				3

©2026 Clayton Services LLC. All rights reserved. Ownership and use of this report is governed by the legal agreement between Clayton and the party for which it was prepared. Any use not expressly authorized by such agreement, including reliance on this report by anyone other than such party, is prohibited.